MET INVESTORS SERIES TRUST

                              Janus Forty Portfolio

                      SUPPLEMENT DATED OCTOBER 25, 2007 TO
                        PROSPECTUSES DATED APRIL 30, 2007


This Supplement is made as of October 25, 2007 to the Prospectuses dated April 30, 2007.

Effective immediately, the information appearing under the heading "The Adviser" in the prospectuses regarding the Portfolio Manager to the Janus Forty Portfolio is revised in its entirety with the following:


         Scott Schoelzel has served as the Portfolio Manager since August 1997 and is expected to serve as Portfolio Manager until December 31, 2007. Mr. Schoelzel joined Janus in January 1994 and is Executive Vice President and Portfolio Manager of Janus Twenty Fund since August 1997.

         Effective January 1, 2008, Ron Sachs will become the Portfolio Manager. Mr. Sachs joined Janus as a research analyst in 1996 and has acted as a portfolio manager of other Janus-advised mutual funds since 2000. Mr. Sachs is a Vice President of Janus.


Date:  October 25, 2007.